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                                                                    Exhibit 99.1

                                                                  EXECUTION COPY

                              EMPLOYMENT AGREEMENT

         This Agreement, made effective as of July 1, 2003, entered into by and between CHRONIMED INC., a Minnesota corporation (the "Company"), and HENRY F. BLISSENBACH (the "Employee").

         WHEREAS, Employee is currently serving the Company as its Chairman, Chief Executive Officer ("CEO") and President; and

         WHEREAS, the Company desires to continue to employ the Employee as its Chairman, CEO and President in accordance with the following terms, conditions and provisions; and

         WHEREAS, the Employee desires to perform such services for the Company, all in accordance with the following terms, conditions and provisions; and

         WHEREAS, at some time the Employee may contemplate retiring, with the approval of the Company's Board of Directors (the "Board"), upon the completion of his services under this Agreement, whether at the end of the term hereof or at the end of or during any extension term hereof, and the parties wish to set forth an agreement relating to such an approved retirement;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

         1.       EMPLOYMENT AND DUTIES.

         The Company hereby continues Employee's employment, and Employee hereby accepts and agrees to serve the Company as the Company's CEO and President, consistent with the job description for this position, and with duties subject to review and modification from time to time at the direction of the Company's Board. The Employee shall also function as Chairman of the Board, subject to election by the Company's Board. The Employee shall remain a member of the Company's Board of Directors, subject to election by the shareholders of the Company. The Employee shall apply his best efforts and devote substantially all of his working time and attention to the Company's affairs.

         2.       TERM.

         The term of this Agreement and Employee's employment under this Agreement shall commence on July 1, 2003, and shall continue thereafter for a period of three years. Upon the expiration of the original term of this Agreement, this Agreement shall automatically renew for successive two-year terms, subject to termination as provided in Section 7.

         During the term of this Agreement, including any extension term thereof, the Employee or the Board may initiate discussions regarding Employee's retirement from his position as President and CEO of the Company. When either party wishes to discuss Employee's retirement, they shall provide sufficient advance notice to the other party so as to accommodate both Employee's and the Company's requirements for planning and transition. In any event, Employee shall give the Board at least two years advance notice of a date on which Employee would like to retire. In discussions regarding Employee's retirement, Employee and the Board shall discuss and attempt to agree upon various matters relating to Employee's retirement, including transition arrangements for the benefit of Employee and the Company, consulting or other services, if any, from the Employee after retirement, and the proposed date for Employees retirement. This date shall be established so as to facilitate transition to a new President and CEO at the Company. (Hereinafter, Employee's retirement that has been agreed upon by the Board and Employee is referred to as the "Retirement", and the date which has been agreed upon by the Company and Employee for his Retirement is referred to as the "Retirement Date").


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         At Employee's Retirement on his Retirement Date, Employee shall resign as Chairman of the Board, and also resign from the Board if requested by the Board. Should Employee continue to serve on the Board after his Retirement Date, Employee shall thereafter be treated as an outside director on the Board, including for purposes of Board fees, options and other benefits paid to outside directors. In addition, Employee shall serve as a consultant to the Company during the Consulting Period, as defined in Section 16 below.

         3.       COMPENSATION.

         The Company shall compensate the Employee for his services as an employee hereunder at the following salary, bonus, and benefits:

                  A.       Base Salary.

                           The Employee shall be paid a base salary of $415,000
                  per year, payable on the Company's normal payroll cycle. This base salary is the minimum salary during the term of this Agreement, and may be increased from time to time at the discretion of the Board. Employee shall receive an annual performance review, and, contingent upon satisfactory review results, shall be eligible for increase of such base salary at the direction of the Board.

                  B.       Bonus.

                           The Employee shall continue to participate in a
                  Company Management Incentive Plan, as approved and amended by the Board from time to time, and which is designed to deliver an annual bonus consistent with current levels established for this position by the Board. Employee shall periodically meet with the Board to establish quantitative and qualitative initiatives and objectives for the purpose of assessing the amount of bonus to be paid to Employee at the end of the associated bonus period. Target annual bonus for satisfactory performance shall be 60% of base salary. Amount payable to be determined by Board based on Company and personal performance criteria established by the Board. Bonus payable may range from 0% to 150% of target amount (i.e., maximum bonus shall be 90% of base salary), depending on actual performance.

                  C.       Stock Options.

                           The Employee shall be eligible to participate in the
                  annual grant of the Company's Stock Option Plan, consistent with its terms and conditions, and with amounts of options, including exercise price and vesting provisions determined by the Board from time to time. Provisions under this item 3C, stock options, are also subject to the provisions found in
                  Section 7, under Termination of Agreement.

                           In the case of all options granted during the term of
                  this Agreement (including any extension terms), the options shall include provisions that, if Employee and the Company have agreed upon a Retirement Date, then (i) during the Consulting Period the options shall continue to vest at the same rate at which they were vesting during the period of Employee's employment hereunder; and (ii) all such options shall vest and become fully exercisable upon Employee's completion of his consulting services at the end of the Consulting Period.

                  D.       Employee Benefits Plans.

                           The Employee shall be entitled to participate in any
                  and all Company employee benefit plans, in accordance with the eligibility requirements and other terms and provisions of such plan or plans.



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                  E.       Insurance.

                           The Employee agrees that the Company, at the
                  discretion of its Board, may apply for and procure on its own behalf, life insurance on the life of the Employee, for the purpose of protecting the Company against loss caused by the death of the Employee (commonly referred to as "Key" insurance). Employee agrees to cooperate and submit to medical examinations, and to execute or deliver any documentation reasonably required by the Company's insurer in order to effectuate such insurance.

         4.       VACATION AND TIME OFF.

         The Employee shall be entitled to four weeks of paid vacation in each year of employment under the terms of this Agreement, without reduction of salary. Unused vacation time may be carried over to future years of employment, consistent with Company policy affecting use by executive employees of employee vacation time. In addition, Employee shall be entitled to such additional time off from work, without loss of compensation, for attendance at professional meetings, conventions, approved "other business activities", as per Section 14, and educational courses in accordance with the Company's general policies in this regard, and as from time to time determined by its Board.

         5.       EXPENSES.

         The Company will reimburse Employee for reasonable expenses incurred by the Employee in connection with the business of the Company, according to policies promulgated from time to time by the Board, and upon presentation by Employee of appropriate substantiation for such expenses. Further, the Company will allow Employee to travel business class, by air, and reimburse Employee's monthly dues for country club or private club membership. Also, the Company will provide reimbursement for tax/financial planning assistance and preparation, up to $5,000 per year, as well as for supplemental medical examinations. During the term of this Agreement, Employee shall receive an automobile allowance of $1,000 per month.

         6.       DISABILITY.

         For purposes of this Section 6, "Disability Leave of Absence" shall mean the period during which Employee is disabled prior to termination of his employment under the terms of this Agreement. The Company agrees that, if Employee's employment is terminated during a Disability Leave of Absence, Employee may continue to receive Employer's group insurance health plan coverage by compliance with and as provided under the provisions of the Consolidated Omnibus Budget Reconciliation Act ("COBRA").

         For purposes of this Agreement, Employee shall be considered to be totally disabled when he is considered to be as such by any insurance company used by the Company to provide disability benefits for the Employee, and Employee shall continue to be considered totally disabled until such insurance company ceases to recognize him as totally disabled for purposes of disability benefits. If no such disability policies are in effect for the benefit of the Employee or for any reason an insurance company fails to make a determination of the question of whether Employee is totally disabled, Employee shall be considered to be totally disabled if, because of mental or physical illness or other cause, he is unable to perform the majority of his usual duties on behalf of the Company. The existence of a total disability of the Employee, the date it commenced, and the date it ceases, shall be determined by the Board and the Employee, under these circumstances. If the parties cannot agree on the foregoing questions of disability, then any such determination shall be made after examination of Employee by medical doctor selected by the Board, and a medical doctor selected by the Employee. If the medical doctors so selected cannot agree on the foregoing questions of disability, a third medical doctor shall be selected by the two and the opinion of a majority of all three shall be binding.


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         7.       TERMINATION.

         A. The employment of Employee by the Company under this Agreement shall terminate upon the occurrence of any of the following:

                  1. Mutual agreement, in writing, of the parties to terminate.

                  2.       Employee's death.

                  3. Upon the expiration of the initial or any renewal term of this Agreement, following written notice at least 90 days prior to the date on which renewal would otherwise occur, by one party to the other indicating such party's intention not to renew.

                  4. At the Company's option, if Employee shall be totally disabled, as defined above for a continuous period in excess of nine months. The Company's option to terminate in such event shall be exercised upon at least 30 days prior written notice to Employee.

                  5. Termination by the Company for cause. For purposes of this provision of this Agreement, "cause" shall be defined as:

                           a.       Willful failure of the Employee to
                                    substantially perform any duties reasonably required by the Company that are consistent with Employee's position (except as a result of any disabling injury, for which Employee has been receiving benefits under a short term or long term disability program), and which is not remedied promptly by Employee after receipt of written notice to Employee of such failure from the Company; or

                           b. The commission by Employee of any act of fraud or dishonesty which has a direct, substantial and adverse affect on the Company, and which is related to or in connection with his Employment by the Company; or

                           c. The commission by Employee of any criminal act which is punishable by a sentence exceeding 90 days; or

                           d. Employee materially breaches Employee's other covenants contained in this Agreement, and fails to cure such breach promptly after written notice thereof to Employee from the Company.

                  6. Termination by Employee with Good Reason. "Good Reason" includes any of the following:

                           a. Company's assignment to Employee of duties inconsistent with Employee's position;

                           b. Other action by the Company that results in the material diminution of Employee's position, authority, duties or responsibilities;

                           c. Breach of this Employment Agreement by the Company (including, but not limited to, reduction in Employee's salary, bonus, long-term compensation, retirement benefits or welfare benefits);

                           d. Requirement that Employee maintain his home or principal place of business outside the Minneapolis/St. Paul metropolitan area;



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                           e.       Requirement that Employee travel on business
                                    to a substantially greater extent than he has in the past twelve (12) months;

                           f. Failure to assign this Employment Agreement to a successor employer.

         B.       Termination Payments.

                  1. In the event that (i) Employee's employment with the Company is terminated without cause, or (ii) Employee terminates for Good Reason, or (iii) the Company delivers notice of non-renewal of this Agreement for any renewal term, then:

                           a. Employee shall receive regular pay through date of termination, including pro-rated bonus earned for the partial year, if any.

                           b. Employee shall receive payment equal to twenty-four (24) months of Employee's then current annualized salary; payable monthly, plus an annual amount equal to the average of any bonus or incentive compensation paid or payable for the most recent two full years payable monthly; and all unvested stock options held by Employee shall immediately vest.

                           c. Employee shall be entitled to continue participation in the healthcare coverage, life insurance and general employee benefit plans of the Company. The Company shall for two years following the effective date of the termination under this Section 7.B., or until Employee becomes eligible for such insurance coverages with another employer, continue to provide such coverage for Employee and his dependents to the same extent and cost the Company is then providing for other employees with comparable coverage during this two year period.

                  2. Termination by Company Without Cause or by Employee With Good Reason--Within Two Years After a Change in Control. For purposes of this provision, a change in control will be defined as follows:

                           a. When, subsequent to the effective date of this Agreement, any "person" as defined in
                                    Section 3(a)(9) of the Securities Exchange
                                    Act as used in sections 13(d) and 14(d)
                                    thereof, including a "group" as defined in
                                    Section 13(d) of the Securities Exchange
                                    Act, but excluding the Company or any
                                    subsidiary or parent or any employee benefit plan sponsored or maintained by the Company or any subsidiary or parent (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act, as amended from time to time), of securities of the Company representing greater than 50 (fifty) percent of the combined voting power of the Company's then outstanding securities; or

                           b. When, subsequent to the effective date of this agreement, the individuals who, at the beginning of such period, constitute the Board ("Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided however that a Director who was not a Director at the beginning of this period will be deemed to have satisfied the definition of "Incumbent Director" if such Director was elected by, or with the approval of, at least 60% (sixty percent) of the Directors who then qualified as Incumbent Directors; or

                           c. Any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the approval by the shareholders of the Company of any such transaction, whichever first occurs, or the adoption of any plan or proposal for the liquidation or dissolution of the Company.



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                           If, contemporaneously with any such change in
                           control, or during a two year period subsequent to a change in control, Employee is terminated without cause, or Employee terminates for Good Reason, the Company shall (i) pay Employee regular pay through the date of termination, including pro-rated bonus for partial year; (ii) pay Employee a lump sum payment equal to (A) 36 months of Employee's then current annualized salary, plus (B) the aggregate annual bonus compensation paid for preceding three full years or three times the target bonus for the year of termination, whichever is greater; (iii) vest all outstanding stock options; and (iv) provide continued participation in medical, dental, life and disability insurance benefits at same premium cost in effect for active employees for two years.

                  3. Termination by Company With Cause. Upon termination of the Employee by the Company with cause, regular pay will continue through the date of termination, including pro-rated bonus for the partial year.

                  4. Termination by Employee Without Good Reason. Upon termination by the Employee without good reason, regular pay will continue through the date of termination, including pro-rated bonus for the partial year.

                  5. Termination by reason of death or disability. Upon termination due to Employee's death, or upon termination by the Company under Section 7.A.4. due to Employee's disability, then:

                           a. Employee (or his designated beneficiaries in the case of death) shall receive regular pay through the date of termination, including pro-rated bonus earned for the partial year, if any.

                           b. Employee (or his designated beneficiaries in the case of death) shall receive termination payments in the amount of one year base salary.

                           c. All unvested stock options held by Employee shall immediately vest.

                           d. Employee (or his dependents, in the case of death) may continue to receive insurance coverage under the provisions of COBRA for the period of time prescribed thereby, upon payment of the cost thereof.

         8.       PAYMENT OF "PARACHUTE" TAX.

         Company agrees to pay to Employee an amount sufficient (after taking into account any such tax on such payment) to restore the full amount payable under the other terms of this Employment Agreement, after application of excise tax on excess Parachute payments within the meaning of Code Section 280(g), including the excise tax, penalties and interest.

         9.       HEALTH BENEFITS AFTER RETIREMENT.

         Commencing upon Employee's Retirement, for a period of 24 months, the Company shall pay Employee each month an amount equal to $833.33 indexed to adjust for inflation on an annual basis each July 1, with July 1, 2003 as the base date. These amounts may be used by Employee to purchase an individual health insurance policy or policies for himself and his spouse or other dependents, and to pay for other health and medical benefits.



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         10.      OUTPLACEMENT ASSISTANCE.

         Upon termination of employment without cause, with Good Reason by Employee, or after a change-in-control as provided above, the Company will pay for outplacement assistance to assist Employee in job transition process. The Company will select the service provider to be used for this purpose.

         11.      PAYMENT OF LEGAL FEES.

         Subject to a total expenditure of up to $15,000 maximum, the Company agrees to pay all reasonable legal fees incurred by Employee in connection with the drafting and negotiation of this Employment Agreement and any amendments thereto.

         12.      COVENANT NOT TO COMPETE.

         For purposes of this Section 12, the "Termination Date" will mean the date of Employee's termination of employment under this Agreement, except that if Employee performs consulting services pursuant to Section 16 hereof, then, in such event, the "Termination Date" shall mean the last day of the Consulting Period.

         Employee hereby covenants and agrees that during the initial and any renewal term of employment under this Agreement, during the Consulting Period, if applicable, and for a period of one year following the Termination Date (the "Term"), Employee shall not be engaged within the United States, either directly or indirectly, in any manner or capacity, whether as an advisor, principal, agent, partner, officer, director, employee, member of an association, or otherwise, in any business or activity which is competitive with the business being conducted by the Company or its subsidiaries or affiliates on the Termination Date (a "Competitive Business"), or own beneficially or of record, -five percent or more of the outstanding stock of any class of equity securities in any corporation, other business entity or business engaged in a Competitive Business.

         In addition, during the Term, Employee shall not solicit, directly or indirectly, any then current employee of the Company for employment or engagement in any capacity outside of the Company, its subsidiaries or affiliates, or solicit any customers of the Company to change or reduce in any way the amount of business that they do with the Company or to do business with a competitor of the Company, its subsidiaries or affiliates.

         At the option of the Board, the Company may choose to extend the Term for a period of up to an additional twelve months. In consideration for such election, the Company agrees to make payment to the Employee for such extension the annualized salary and bonus equal to that in effect at the time of termination of Employee's employment.

         If Employee should breach the foregoing covenants, the Company may seek injunctive relief to enforce the covenants as well as remedies at law. In addition, all payments described in Section 7, Termination, all payments for health benefits pursuant to Section 9 and all payments for Consulting Services pursuant to Section 16 shall cease. In addition the remaining unexercised stock options shall immediately be cancelled and the benefit plan provisions described in Section 7, Termination, shall be immediately discontinued except to the extent required by the provisions of COBRA.

         13.      CONFIDENTIALITY.

         Employee will, in the course of his employment with the Company and in the course of the provision of any consulting services to the Company during the Consulting Period, if applicable, have access to confidential and proprietary data or information belonging to the Company. Employee will not at any time divulge or communicate to any person (other than to a person bound by confidentiality obligations to the Company similar to those contained in this Agreement) or use to the detriment of the Company, or for the benefit of any other person such data or information. The provisions of this section shall survive Employee's employment hereunder regardless of the cause of termination of employment or this Agreement. The phrase "confidential or proprietary data or information" shall mean information not generally available to the public, including, but not limited to, personnel information, financial



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information, customer lists, supplier lists, trade secrets, secret processes, computer data and programs, pricing, marketing and advertising data. Employee acknowledges and agrees that any confidential or proprietary information that Employee has already acquired was in fact received in confidence in Employee's fiduciary capacity with respect to the Company.

         All written materials, records and documents made by Employer or coming into Employee's possession during the term of employment or during the provision of consulting services by Employee in the course of providing such services, concerning any product, processes, information or services used, developed, investigated or considered by the Company, or otherwise concerning the business or affairs of the Company, shall be the sole property of the Company and upon termination of Employee's employment for any reason, or upon request of the Board during Employee's employment, Employee shall promptly deliver the same to the Company. In addition, upon termination of Employee's employment for any reason, or upon request of the Board during Employee's employment, Employee shall deliver to the Company all of the property of the Company in Employee's possession or under Employee's control, including, but not limited to, financial statements, marketing and sales data, computers, and Company credit cards.

         14.      OTHER BUSINESS ACTIVITIES.

         Employee shall not serve as an officer of another company, whether for compensation or otherwise, requiring more than nominal duties by the Employee, during the term of his employment under this Agreement without the express prior written consent of the Board. During the term of his employment under this Agreement, Employee may not serve as a Director of any other organizations without express prior written approval by the Board, such approval not to be unreasonably withheld. In any event, the activities of Employee specified on Exhibit A attached hereto are hereby deemed to be approved and consented to.

         15.      INVENTIONS AND PATENTS.

         During the period of his employment hereunder, Employee agrees to assign all rights, ownership and related privileges and benefits associated with inventions and patents to the Company. Employee agrees that any inventions or patents obtained in association with ideas or concepts initiated by Employee during his employment hereunder related to the Company's business are deemed to be Company property. This includes but is not limited to product ideas, changes or improvements; process ideas, changes or improvements; pertinent intellectual property, or other pertinent information.

         NOTICE: Minnesota law exempts from this Agreement "an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the Employee's own time, and (1) which does not relate (a) directly to the business of the employer or
(b) to the employer's actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the Employee for the employer."

         16.      CONSULTING SERVICES.

         During the two-year period commencing upon Employee's Retirement Date (the "Consulting Period"), the Employee shall provide consulting services to the Company and to the Board on an as needed basis, subject to the other provisions of this section. Employee shall render such services as an independent contractor and not as an employee. While serving as a consultant, Employee shall not have any authority to bind or act on behalf of the Company or any of its subsidiaries.

         Employee shall render such consulting services to the Company or the Board in connection with the business of the Company and its subsidiaries as the Company or the Board from time to time requests. However, Consultant shall not be required to provide consulting services more than five business days per calendar month (pro-rated in the case of partial months). In general, such services may be provided telephonically or by other off-site means, provided that the Company may require that the Employee provide up to three (3) days of such services per month at the Company's premises. The provision of consulting services by Employee shall be scheduled on a reasonable basis by Employee and the Company. In this connection, the Company acknowledges that during the Consulting Period the Employee may have other obligations and commitments.



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         In consideration of Employee's provision of consulting services during the Consulting Period, the Company shall pay the Employee, for each year included in the Consulting Period an amount equal to one-half of the annual base salary payable to Employee in the year of his Retirement. Said amount shall be payable in monthly installments or in accordance with the Company's normal payroll cycle, as determined by the Company. In addition, at the end of the first year in the Consulting Period, the Company shall pay to Employee an amount equal to the average of the last two full year bonuses paid to Employee with respect to his employment prior to the Retirement Date, multiplied by one-half. In addition, the Company shall continue to provide all the benefits which were provided to Employee during the last year of his employment, subject to the understandings that (i) such benefits may be changed in a manner consistent with changes the Company makes to its benefits in general, (ii) in lieu of providing health coverage, the Company will make the payments described in Section 9 hereof, and (iii) no stock options will be granted to Employee in return for his consulting services (it being understood that Employee may receive options if he continues to serve as a director of the Company, for his services in that capacity). In addition, the Company shall reimburse the Employee for reasonable expenses incurred by him in the course of performing the consulting services subject to the Company's reasonable requirements with respect to reporting and documentation of such expenses. The compensation provided hereunder shall be payable to Employee regardless of whether or not the Company requires consulting services from Employee during any particular month.

         17.      ARBITRATION/DISPUTE RESOLUTION.

         The Company and the Employee agree that prior to commencing any legal action arising out of a dispute over provisions in this Agreement, the parties shall first negotiate for a period of not less than 30 days in an effort to resolve the dispute. If these efforts are not successful, then the parties shall submit to non-binding mediation conducted by an independent third-party mediator in an effort to resolve the dispute, provided that such mediation must be completed with in 60 days after the date on which it commences. Thereafter, if the dispute remains unresolved, either party may commence legal action to resolve the dispute, it being understood that, if mutually agreed, the parties may instead elect to submit the dispute to binding arbitration.

         18.      COOPERATION IN CLAIMS.

         Both during employment and post employment, Employee agrees that in the event of a legal action against the Company, or legal action initiated by the Company against another party, in which Employee is deemed by the Company to be a material witness or affiant, Employee agrees to make reasonable and best efforts to cooperate with the Company in such matters. If Employee is no longer employed, Company will reimburse Employee for time and expenses incurred as a result of cooperation for this purpose.

         19.      INDEMNIFICATION.

         During and after termination of Employee's employment under this Employment Agreement, the Company shall indemnify and hold harmless the Employee from liability incurred as a result of performance of his duties as an Officer and member of the Board, and as a consultant, if applicable, to the fullest extent permitted under Minnesota law. In addition the Company shall use reasonable efforts to secure coverage for Employee under appropriate D&O insurance policies, to the extent available at reasonable cost with appropriate coverage.

         20.      NOTICES.

         All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be deemed to have been given when mailed at any general or branch United States Post Office enclosed in a certified postpaid envelope, return receipt requested, and addressed to the address of the respective party stated below or to such changed address as the party may have fixed by notice:

         If to the Employee:

                  Henry F. Blissenbach
                  607 Pond View Drive
                  Mendota Heights, MN  55120



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         If to the Company:

                  General Counsel
                  Chronimed Inc.
                  10900 Red Circle Drive
                  Minnetonka, MN  55343

         Any notice of change of address shall only be effective, however, when received.

         21.      SUCCESSORS AND ASSIGNS.

         This Agreement shall inure to the benefit of, and be binding upon, the Company, its successors and assigns, including, without limitation, any corporation which may acquire all or substantially all of the Company's assets and business or into which the Company may be consolidated or merged, and the Employee, his heirs, executors, administrators and legal representatives. The Employee may assign his right to payment, but not his obligations, under this Agreement.

         22.      APPLICABLE LAW.

         This Agreement shall be governed, enforced and construed under the laws of the State of Minnesota.

         23.      OTHER AGREEMENTS.

         This Agreement supersedes all prior understandings and agreements between the parties. It may not be amended orally, but only by a writing signed by the parties hereto.

         24.      NON-WAIVER.

         No delay or failure by either party in exercising any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right.

         25.      HEADINGS.

         Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

         26.      COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


CHRONIMED INC.

By    /S/ Kenneth S. Guenthner
      ---------------------------------------
      Its General Counsel and Secretary



AND   /S/ Charles V. Owens
      ---------------------------------------
      Its Chairman, Compensation Committee



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




EMPLOYEE

    /S/ Henry F. Blissenbach
---------------------------------------------
        Henry F. Blissenbach





                                    EXHIBIT A

                              Permitted Activities

         1.       Serving on the Board of Ligand, Inc.

         2.       Serving on the Board of Opportunity Partners.





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